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                                                                   EXHIBIT 10.6A

                         FIRST AMENDMENT TO AMENDED AND
                          RESTATED MANAGEMENT AGREEMENT

         This First Amendment to the Amended and Restated Management Agreement (the "Amendment"), dated as of June 18, 2003, is by and among Saigene Corporation, a Delaware corporation ("Manager"), Pacific Biometrics, Inc., a Delaware corporation (the "Corporation") and Pacific Biometrics, Inc., a Washington corporation (the "Subsidiary") and amends that certain Amended and Restated Management Agreement, dated as of August, 2002 (the "Management Agreement"), between the Manager, the Corporation and the Subsidiary.

                                    RECITALS

         A. Pursuant to the Management Agreement, the Corporation agreed to pay the Manager a management fee equal to $90,000 per month in consideration for managing the Subsidiary's clinical laboratory.

         B. The Corporation and the Manager desire to enter into this Amendment in order to amend certain provisions of the Management Agreement to reduce the management fee from $90,000 per month to $70,000 per month.

                                    AGREEMENT

         The parties hereby agree as follows:

         1. Section 3 of the Management Agreement is hereby deleted in its entirety and replaced with the following text:

                  "3.      Compensation of Manager. As compensation for
         Manager's services hereunder, the Corporation and Subsidiary will pay the Manager the sum of $90,000.00 per month until June 30, 2003, and $70,000.00 per month, effective July 1, 2003."

         2. Except as expressly amended hereby, all of the terms, conditions and provisions of the Management Agreement shall remain in full force and effect and shall govern this Amendment, and the parties shall retain all of their rights arising under the Management Agreement existing on the date hereof, none of which are being waived hereby.

         The parties have duly executed this Amendment as of the date first set forth above.

MANAGER:                           SAIGENE CORPORATION

                                   By:   /s/ Allan G. Cochrane
                                         --------------------------------------
                                         Allan G. Cochrane, President

CORPORATION:                       PACIFIC BIOMETRICS, INC.

                                   By:   /s/ Ronald R. Helm
                                         ---------------------------------------
                                         Ronald R. Helm, Chief Executive Officer

SUBSIDIARY:                        PACIFIC BIOMETRICS, INC.

                                   By:   /s/ Ronald R. Helm
                                         ---------------------------------------
                                         Ronald R. Helm, President